UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 27, 2023
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 27, 2023, the Company held its Annual and Special Meeting of Shareholders (the “Meeting”). There were 326,301,955 shares of common stock represented at the Meeting. At the Meeting, the Company’s shareholders voted as follows on the matters set forth below:

1.Election of Directors. All eight of the directors named in the management proxy circular were elected to serve as directors of the Company, to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, based upon the following votes:

Director	For	Withheld	Broker Non-Votes
John Chen	202,496,816	50,842,670	72,962,469
Michael A. Daniels	194,613,306	58,726,180	72,962,469
Timothy Dattels	240,446,068	12,893,418	72,962,469
Lisa Disbrow	239,873,532	13,465,955	72,962,468
Richard Lynch	221,534,719	31,804,768	72,962,468
Laurie Smaldone Alsup	194,125,302	59,214,184	72,962,469
V. Prem Watsa	205,475,261	47,864,226	72,962,468
Wayne Wouters	240,118,843	13,220,646	72,962,466
2.Re-appointment of Independent Auditors. The re-appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company as described in the management proxy circular was approved, based upon the following votes:

For	Withheld	Broker Non-Votes
313,643,237	12,658,715	3
3.Approval of Unallocated Entitlements under the DSU Plan. The resolution on the unallocated entitlements under the Company’s Deferred Share Plan for directors as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
235,593,701	13,895,819	3,849,962	72,962,473
4.Advisory Vote on Executive Compensation. The advisory resolution on executive compensation as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
206,530,570	43,163,308	3,645,606	72,962,471

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	June 27, 2023	By:	/s/ Phil Kurtz
			Name:	Phil Kurtz
			Title:	Chief Legal Officer and Corporate Secretary